                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                          March 16, 2005
                                                        ----------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                           0-10786                    13-3032158
-------------------------------      ------------------------        ------------------
(State or other jurisdiction of      (Commission File Number)          (IRS Employer
         incorporation)                                              Identification No.)


  702 Spirit 40 Park Drive, Chesterfield, Missouri                   63005
-----------------------------------------------------             -------------
       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
including area code                                               (636) 530-8000
                                                                  --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

         On March 16, 2005, Insituform Technologies, Inc. (the "Company") issued an earnings release announcing its financial results for the fiscal quarter and year ended December 31, 2004, and debt covenant resolution. A copy of the earnings release is furnished herewith as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 7.01. Regulation FD Disclosure.

         On March 16, 2005, the Company issued an earnings release announcing its financial results for the fiscal quarter and year ended December 31, 2004, and debt covenant resolution. A copy of the earnings release is furnished herewith as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

                  See the Index to Exhibits attached hereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSITUFORM TECHNOLOGIES, INC.


                              By: /s/ DAVID F. MORRIS
                                 ----------------------------------------------
                                 David F. Morris
                                 Vice President, General Counsel and Secretary

Date: March 22, 2005


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                                INDEX TO EXHIBITS

Exhibit           Description
-------           -----------
99.1              Earnings Release of Insituform Technologies, Inc., dated March
                  16, 2005, announcing its financial results for the fiscal
                  quarter and year ended December 31, 2004, and debt covenant resolution.